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EXHIBIT 23--CONSENT OF INDEPENDENT AUDITORS

ARCHER DANIELS MIDLAND COMPANY AND SUBSIDIARIES

June 30, 1997

We consent to the incorporation by reference in this Annual
Report (Form
10-K) of Archer Daniels Midland Company of our report dated July
31, 1997 included in the 1997 Annual Report to Shareholders of
Archer Daniels Midland Company.

We also consent to the incorporation by reference in the following Registration Statements of our report dated July 31, 1997, with respect to the consolidated financial statements of Archer Daniels Midland Company incorporated herein by reference in this Annual Report (Form 10-K) for the year ended June 30, 1997.

 Registration Statement No. 2-91811 on Form S-8 dated June 22,
 1984 (definitive Prospectus dated July 16, 1984) relating to the Archer Daniels Midland Company 1982 Incentive Stock
 Option Plan.

 Registration Statement No. 33-49409 on Form S-8 dated March
 15, 1993 relating to the Archer Daniels Midland 1991
 Incentive Stock Option Plan and Archer Daniels Midland
 Company Savings and Investment Plan.

 Registration Statement No. 33-50879 on Form S-3 dated
 November 1, 1993 relating to Debt Securities and Warrants to purchase Debt Securities of Archer Daniels Midland Company.

 Registration Statement No. 33-55301 on Form S-3 dated August 31, 1994 as amended by Amendment No. 1 dated October 7, 1994 (definitive Prospectus dated October 11, 1994) relating to secondary offering of the Common Stock of Archer Daniels Midland Company.

 Registration Statement No. 33-56223 on Form S-3 dated October 28, 1994 as amended by Amendment No. 1 dated December 27, 1994 (definitive Prospectus dated December 30, 1994) relating to secondary offering of the Common Stock of Archer Daniels Midland Company.

 Registration Statement No. 33-58387 on Form S-8 dated April
 3, 1995 relating to the ADM Savings and Investment Plan for
 Salaried Employees and the ADM Savings and Investment Plan for Hourly Employees.

 Registration Statement No. 333-13233 on Form S-3 dated October 1, 1996 as amended by Amendment No. 1 dated November 8, 1996, Amendment No. 2 dated March 20, 1997 and Amendment No. 3 dated March 31, 1997 (definitive Prospectus dated April 1, 1997) relating to secondary offering of the Common Stock of Archer Daniels Midland Company.

 Registration Statement No. 333-30137 on Form S-3 dated June 26, 1997 relating to Debt Securities and Warrants to purchase Debt Securities of Archer Daniels Midland Company. Registration Statement No. 333-31623 on Form S-3 dated July 18, 1997 as amended by Amendment No. 1 dated July 29, 1997, (definitive Prospectus dated August 5, 1997) relating to secondary offering of the Common Stock of Archer Daniels Midland Company.

                                         /S/ERNST & YOUNG LLP
                                        ERNST & YOUNG LLP




Minneapolis, Minnesota
September 29, 1997

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